SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of September 28, 2017, is made by and between 29 EAST MACARTHUR, LLC, a California limited liability company (“Seller”) and L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company (“Purchaser”).
RECITALS

A.
The parties have entered into that certain Purchase and Sale Agreement, dated as of August 2, 2017, as amended by that certain First Amendment to Purchase and Sale Agreement dated September 1, 2017, and as affected by that certain Assignment and Assumption of Purchase Agreement dated September 25, 2017 (collectively, the “Agreement”), pursuant to which the Seller has agreed to sell certain Property to Purchaser and Purchaser has agreed to purchase the Property from Seller on the terms and subject to the conditions set forth in the Agreement.

B.	The parties desire to amend the Agreement upon the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and conditions contained herein, the parties agree as follows:
AGREEMENT
1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
2.    Terminated Contracts. Exhibit “C” to the First Amendment to Purchase and Sale Agreement is hereby deleted in its entirety and replaced with Exhibit “C” attached hereto.
3.    Effect of Amendment. Except as expressly amended hereby, the Agreement shall remain unchanged. The Agreement, as amended hereby, shall remain in full force and effect. From and after the date of this Amendment, references to the Agreement shall be deemed to refer to the Agreement as amended hereby. In the event of a conflict between this Amendment and the Agreement, this Amendment shall control.
4.    Headings. The titles and subtitles used in this Amendment are used for convenience only and shall not be considered in construing or interpreting this Amendment.
5.    No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Amendment.
6.    Counterparts and Signature Pages. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Purchase and Sale Agreement effective as of the date first set forth above.

SELLER:

29 EAST MACARTHUR, LLC, a California limited liability company

	By:	/s/ Suzanne Brangham
	Name:	Suzanne Brangham
	Title:	Managing Member

PURCHASER:

L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company

By:	L’Auberge de Sonoma Resort Fund, LLC, a Delaware limited liability company,
Its:	Chief Manager and Sole Equity Member

	By:	L’Auberge Fund Manager, LLC, a Delaware limited liability company,
	Its:	Manager

		By:	IMH Financial Corporation, a Delaware corporation,
		Its:	Sole Member

			By:	/s/ Lawrence D. Bain
			Name:	Lawrence D. Bain
			Title:	Chairman & CEO

EXHIBIT “C” TO FIRST AMENDMENT

Terminated Contracts

1.
Comcast Business Class Hospitality Service Order Agreement, dated September 9, 2014, by and between MacArthur Place and Comcast Cable Communications Management, LLC. – (To be terminated effective October 2, 2018. Seller to pay all fees incurred with termination)

2.
Hotel Tonight Hotel Supply Agreement, dated October 25, 2012, by and between MacArthur Place and Hotel Tonight, Inc. (Agreement not signed by Hotel Tonight). High Roller Suite Addendum executed by parties on February 17, 2017.

3.	Sales Plan Term & Agreements, dated March 15, 2001, by and between Elite Resorts & Spas and MacArthur Place.

4.	ADP Agreement dated March 17, 2017. (To be terminated immediately following the date on which Purchaser’s new agreement with ADP is in place.)

5.
Agency Agreement, dated September 30, 2015, by and between 29 East MacArthur, LLC and Secret Escapes Ltd. (Agreement is not signed by Secret Escapes, Ltd.). Addendum to Hotel Contract, dated September 30, 2015 between 29 East MacArthur, LLC and Secret Escapes Ltd.

6.	Merchant Agreement, dated November 30, 2010, by and between 29 East MacArthur, LLC and Groupon, Inc.

7.	Hotel Agreement, dated November 29, 2016, by and between Travelzoo, Inc. and MacArthur Place Inn and Spa. (Agreement not signed by Travelzoo, Inc.).
Insurance Policies

1.	Berkley Insurance Company – D&O Liability (Policy Number: 1510659)

2.	Fireman's Fund Insurance Companies – General Liability (Policy Number: S 08 MZX 80974280)

3.	Travelers – Crime (Policy Number: 105861944)

4.	Beazley – Cyber Security (Policy Number: W14730160401)

5.	Chubb Commercial Excess and Umbrella Insurance (Policy Number: 7994-05-44)

6.	Preferred Employers Insurance Company (Workers Compensation Waiver, Susan Brangham) (Policy Number: WKN 154511-3)

7.	Preferred Employers Insurance Company – Worker's Compensation (Policy Number: WKN 154511-4)

8.	Hiscox, Inc. – Professional Liability (Certificate Number: MEO1081887.16)
Employment Agreements
Any and all employment agreements, including, without limitation, all those listed in Schedule 5.1(h) of the Agreement.